UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

Hasbro, Inc.
(Exact name of registrant as specified in its charter)
Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island	02862
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (401) 431-8697

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                          Submission of Matters to a Vote of Security Holders.

On May 21, 2015, Hasbro, Inc. (the "Company") held its 2015 Annual Meeting of Shareholders (the "Annual Meeting").  As of the record date of March 25, 2015, there were 124,615,867 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.
Proposal 1 – Election of Directors
Shareholders approved the election of eleven directors to serve as directors for a one-year term expiring at the 2016 Annual Meeting, and until their successors are duly elected and qualified.  The voting results for this proposal were as follows:

	For	Withheld	Broker Non-Votes
Basil L. Anderson	102,155,832	1,133,311	11,872,127
Alan R. Batkin	101,991,605	1,297,538	11,872,127
Kenneth A. Bronfin	102,561,867	727,276	11,872,127
Michael R. Burns	102,963,463	325,680	11,872,127
Lisa Gersh	103,011,787	277,356	11,872,127
Brian D. Goldner	102,796,115	493,028	11,872,127
Alan G. Hassenfeld	102,711,486	577,657	11,872,127
Tracy A. Leinbach	103,016,236	272,907	11,872,127
Edward M. Philip	102,330,467	958,676	11,872,127
Richard S. Stoddart	103,013,488	275,655	11,872,127
Linda K. Zecher	102,891,821	397,322	11,872,127

Proposal 2 – Advisory Vote to Approve the Compensation of the Company's Named Executive Officers
Shareholders approved, on an advisory basis, the compensation for the Company's Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company's 2015 Annual Meeting Proxy Statement. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
99,892,113	2,569,440	827,590	11,872,127

Proposal 3 - Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm for Fiscal Year 2015
Shareholders ratified the appointment of KPMG LLP to serve as the Company's independent registered public accountants for its 2015 fiscal year.  The voting results for this proposal were as follows:

For	Against	Abstain
114,565,630	360,033	235,607

Proposal 4 – Shareholder Proposal – Proxy Access

Shareholders approved Proposal 4, a shareholder proposal regarding proxy access.  The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
70,669,231	32,315,904	304,008	11,872,127

Proposal 5 – Shareholder Proposal – Post-Termination Holding Period for Portion of Equity Held by Senior Executives

Shareholders did not approve Proposal 5, a shareholder proposal regarding implementation of a post-termination holding period for a portion of the equity held by senior executives.  The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
22,496,613	80,183,314	609,216	11,872,127

Proposal 6 – Shareholder Proposal – Limitation on Vesting of Equity Held by Senior Executives Following a Change in Control

Shareholders did not approve Proposal 6, a shareholder proposal regarding limitations on the vesting of equity held by senior executives following a change in control.  The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
23,100,851	79,799,110	389,182	11,872,127

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: May 26, 2015